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                                  UNITED STATES
                       SECURITIES AND EXCHANGED COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 27, 2005

                               MBT Financial Corp.
             (Exact name of registrant as specified in its charter)

      Michigan                          000-30973            38-3516922

(State or other jurisdiction            (Commission          (IRS Employer
     of incorporation)                  File Number)         Identification No.)

     102 East Front Street, Monroe, Michigan                 48161

     (Address of principal executive office)                 (Zip Code)

     Registrant's telephone number, including area code:     (734) 241-3431



                                       N/A
         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

            On January 27, 2005, Gerald L. Kiser resigned from the board of directors of MBT Financial Corp. On January 27, 2005 the board of directors elected Karen M. Wilson to the board of directors of MBT Financial Corp. to fill the vacancy created by Mr. Kiser's resignation.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             MBT Financial Corp.


Date:  January 27, 2005
                                             By:/S/ JOHN L. SKIBSKI
                                                -----------------------------
                                                John L. Skibski
                                                Executive Vice President and
                                                Chief Financial Officer

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